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                                                                   EXHIBIT 99.1

                                    EXHIBIT A

                        AGREEMENT REGARDING JOINT FILING


         The undersigned, Biotechnology Value Fund, L.P., a Delaware limited partnership, Biotechnology Value Fund II, L.P., a Delaware limited partnership, and BVF Partners L.P., a Delaware limited partnership, and BVF Inc., a Delaware corporation, hereby agree and acknowledge that the information required by Amendment 1 to Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of each of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated:  December 29, 1999

                  BIOTECHNOLOGY VALUE FUND, L.P.

                  By:      BVF Partners L.P., its general partner

                           By:      BVF Inc., its general partner


                                    By: /s/Mark N. Lampert
                                       -----------------------------
                                            Mark N. Lampert
                                            President



                  BIOTECHNOLOGY VALUE FUND II, L.P.

                  By:      BVF Partners L.P., its general partner

                           By:      BVF Inc., its general partner


                                    By: /s/Mark N. Lampert
                                       -----------------------------
                                            Mark N. Lampert
                                            President


                  BVF PARTNERS L.P.

                  By:      BVF Inc., its general partner


                           By: /s/Mark N. Lampert
                              -------------------------------
                                    Mark N. Lampert
                                    President

                  BVF INC.


                  By: /s/Mark N. Lampert
                     ------------------------------------
                           Mark N. Lampert
                           President